MASTER LOAN PURCHASE AND SERVICING AGREEMENT

AMERICAN HOME MORTGAGE CORP.

Seller

AMERICAN HOME MORTGAGE SERVICING, INC.
Servicer

UBS REAL ESTATE SECURITIES INC.

Initial Purchaser

Dated as of December 1, 2005

First and Second Lien

Fixed and Adjustable Rate Loans

TABLE OF CONTENTS

Page

SECTION 1.

Definitions

1

SECTION 2.

Agreement to Purchase

14

SECTION 3.

Loan Schedules

14

SECTION 4.

Purchase Price

14

SECTION 5.

Examination of Loan Files

15

SECTION 6.

Conveyance from Seller to Initial Purchaser.

15

Subsection 6.01.

Conveyance of Loans; Possession of Servicing Files.

15

Subsection 6.02.

Books and Records.

16

Subsection 6.03.

Delivery of Loan Documents.

16

SECTION 7.

Representations, Warranties and Covenants; Remedies for Breach.

17

Subsection 7.01.

Representations and Warranties Respecting the Seller.

17

Subsection 7.02.

Representations and Warranties Regarding Individual Loans.

19

Subsection 7.03.

Representations and Warranties Respecting the Servicer.

30

Subsection 7.04.

Remedies for Breach of Representations and Warranties.

32

Subsection 7.05.

Repurchase of Convertible Loans.

34

Subsection 7.06.

Repurchase of Certain Loans.

34

Subsection 7.07.

Purchase Price Protection.

34

SECTION 8.

Closing

34

SECTION 9.

Closing Documents.

35

SECTION 10.

Costs

36

SECTION 11.

Servicer’s Servicing Obligations

36

SECTION 12.

Whole Loan Transfer or a Securitization Transfer on One or More

Reconstitution Dates.

36

SECTION 13.

The Seller.

39

Subsection 13.01.

Additional Indemnification by the Seller.

39

Subsection 13.02.

Merger or Consolidation of the Seller or the Servicer.

39

Subsection 13.03.

Limitation on Liability of the Seller, the Servicer and Others.

40

Subsection 13.04.

Seller and Servicer Not to Resign.

40

Subsection 13.05.

No Transfer of Servicing.

41

SECTION 14.

DEFAULT.

41

Subsection 14.01.

Events of Default.

41

Subsection 14.02.

Waiver of Defaults.

42

SECTION 15.

Termination

42

SECTION 16.

Successor to the Seller

43

SECTION 17.

Financial Statements

44

SECTION 18.

Mandatory Delivery; Grant of Security Interest

44

SECTION 19.

Notices

45

SECTION 20.

Severability Clause

46

SECTION 21.

Counterparts

47

SECTION 22.

GOVERNING LAW

47

SECTION 23.

Intention of the Parties

47

SECTION 24.

Successors and Assigns

47

SECTION 25.

Waivers

48

SECTION 26.

Exhibits

48

SECTION 27.

Nonsolicitation

48

SECTION 28.

Relationship of the Parties

48

SECTION 29.

General Interpretive Principles

48

SECTION 30.

Reproduction of Documents

49

SECTION 31.

Further Agreements

49

SECTION 32.

Third Party Beneficiary

49

SECTION 33.

Compliance With Regulation AB.

49

Subsection 33.01.

Intent of the Parties; Reasonableness.

49

Subsection 33.02.

Additional Representations and Warranties of the Seller and the

Servicer.

50

Subsection 33.03.

Information to Be Provided by the Seller.

51

Subsection 33.04.

Information to Be Provided by the Servicer.

53

Subsection 33.05.

Servicer Compliance Statement.

56

Subsection 33.06.

Report on Assessment of Compliance and Attestation.

57

Subsection 33.07.

Use of Subservicers and Subcontractors.

58

Subsection 33.08.

Indemnification; Remedies.

59

SECTION 34.

Guaranty

62

EXHIBITS

EXHIBIT 1-A

OFFICER’S CERTIFICATE OF THE SELLER

EXHIBIT 1-B

OFFICER’S CERTIFICATE OF THE SERVICER

EXHIBIT 2

FORM OF OPINION OF COUNSEL TO THE SELLER AND

SERVICER

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

EXHIBIT 4

ASSIGNMENT AND CONVEYANCE

EXHIBIT 5

CONTENTS OF EACH LOAN FILE

EXHIBIT 6

LOAN DOCUMENTS

EXHIBIT 7

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 8

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 9

SERVICING ADDENDUM

EXHIBIT 10

SELLER UNDERWRITING STANDARDS

EXHIBIT 11

FORM OF SERVICER’S OFFICER’S CERTIFICATE

EXHIBIT 12

FORM OF ANNUAL CERTIFICATION

EXHIBIT 13

SERVICING CRITERIA TO BE ADDRESSED IN

ASSESSMENT OF COMPLIANCE

MASTER LOAN PURCHASE AND SERVICING AGREEMENT

This is a MASTER LOAN PURCHASE AND SERVICING AGREEMENT (the “Agreement”), dated as of December 1, 2005, by and among UBS Real Estate Securities Inc., having an office at 1285 Avenue of the Americas, New York, New York 10019 (the “Initial Purchaser”, and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to one or more Loans, and each of their respective successors and assigns, the “Purchaser”), American Home Mortgage Corp., having an office at 538 Broadhollow Road, Melville, New York  11747 (the “Seller”) and American Home Mortgage Servicing, Inc., having an office at 538 Broadhollow Road, Melville, New York  11747 (the “Servicer).

W I T N E S S E T H:

WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser may purchase, from time to time, from the Seller, certain conventional fixed rate and adjustable rate residential first and second lien mortgage loans (the “Loans”) as described herein on a servicing-retained basis, which shall be delivered in groups of whole loans on various dates as provided herein (each, a “Closing Date”);

WHEREAS, each Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Loan Schedule for the related Loan Package, which is to be annexed to the related Assignment and Conveyance;

WHEREAS, the Purchaser, the Servicer and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Loans; and

WHEREAS, following its purchase of the Loans from the Seller, the Purchaser desires to sell some or all of the Loans to one or more purchasers pursuant to a whole loan transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Servicer and the Seller agree as follows:

SECTION 1.

Definitions.  For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

Accepted Servicing Practices:  With respect to any Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service loans of the same type as such Loan in the jurisdiction where the related Mortgaged Property is located and in accordance with applicable law, the terms of the Mortgage and Note and the servicing guidelines established by Fannie Mae for MBS pool mortgages, as defined in the Fannie Mae Guides (including future updates).

Adjustable Rate Loan:  A Loan which provides for the adjustment of the Loan Interest Rate payable in respect thereto.

Adjustment Date:  With respect to each Adjustable Rate Loan, the date set forth in the related Note on which the Loan Interest Rate on such Adjustable Rate Loan is adjusted in accordance with the terms of the related Note.

Agreement:  This Master Loan Purchase and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Loan at the time of origination of the Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Borrower with the proceeds of the Loan; notwithstanding the foregoing, if the related Loan is a Refinanced Loan, the Appraised Value shall be clause (i) above.

Assignment and Conveyance:  An assignment and conveyance of the Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

Assignment of Mortgage:  An individual assignment of Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

Borrower:  The obligor on a Note, the owner of the Mortgaged Property and the grantor or borrower named in the related Mortgage and such grantor’s or borrower’s successors in title to the Mortgaged Property.

Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

Cash-Out Refinancing:  A Refinanced Loan the proceeds of which were in excess of the greater of $2,000 or 2% of the principal balance of any existing first mortgage (and any existing junior mortgages, if applicable) on the related Mortgaged Property and related closing costs, and were used to pay any such existing first mortgage (and any existing junior mortgages,  if applicable), related closing costs, subordinate mortgages on the related Mortgaged Property and to provide additional proceeds for the use of the Borrower.

Closing Date:  The date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Loans listed on the related Loan Schedule with respect to the related Loan Package.

Closing Documents:  With respect to any Closing Date, the documents required pursuant to Section 9.

Code:  The Internal Revenue Code of 1986, or any successor statute thereto.

Combined Loan-to-Value Ratio or CLTV:  With respect to any Loan, the ratio of the original outstanding principal amount of the Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Loan, or (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Loans.

Commission: The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

Confirmation:  With respect to any Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Loans to be purchased by the Purchaser on such Closing Date. A Confirmation may relate to more than one Loan Package to be purchased on one or more Closing Dates hereunder.

Convertible Loan:  A Loan that by its terms and subject to certain conditions contained in the related Mortgage or Note allows the Borrower to convert the adjustable Loan Interest Rate on such Loan to a fixed Loan Interest Rate.

Custodial Account:  The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled “American Home Mortgage Servicing, Inc., as servicer, in trust for the Purchaser, Fixed and Adjustable Rate Loans”, established at a financial institution acceptable to the Purchaser.  Such accounts shall be held as a special deposit by the depository institution maintaining the related accounts in a fiduciary capacity, separate and apart from its funds or general assets and shall not be held in any capacity that would create a debtor-creditor relationship between the depository institution maintaining the accounts and the Seller or the Purchaser.

Custodial Agreement:  The agreement governing the retention of the originals of each Note, Mortgage, Assignment of Mortgage and other Loan Documents.

Custodian:  The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

Cut-off Date:  The first day of the month in which the related Closing Date occurs.

Deleted Loan:  A Loan replaced or to be replaced by a Qualified Substitute Loan.

Determination Date:  With respect to each Distribution Date, the fifteenth (15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

Distribution Date:  The eighteenth (18th) day of each month, commencing on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Due Date:  With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day on which the Monthly Payment is due on a Loan, exclusive of any days of grace.

Due Period:  With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard and Poor’s or Prime-1 by Moody’s or F-1 by Fitch (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Servicer) at the time any amounts are held on deposit therein or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement, each of which shall be an Eligible Account, and each of which shall be entitled “American Home Mortgage Servicing, Inc.., as servicer, in trust for the Purchaser and various Borrowers, Fixed and Adjustable Rate Loans,” established at a financial institution acceptable to the Purchaser.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Borrower with the Mortgagee pursuant to the terms of any Note or Mortgage.

Event of Default:  Any one of the events enumerated in Section 14.01.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Fannie Mae:  Fannie Mae, f/k/a Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Final Recovery Determination:  With respect to any defaulted Loan or any REO Property (other than a Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

First Lien:  With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Note which creates a first lien on the Mortgaged Property.

Fixed Rate Loan:  A Loan with respect to which the Loan Interest Rate set forth in the Note is fixed for the term of such Loan.

Freddie Mac:  Freddie Mac, f/k/a/The Federal Home Loan Mortgage Corporation, or any successor thereto.

GAAP:  Generally accepted accounting principals in the United States of America in effect from time to time.

Gross Margin:  With respect to any Adjustable Rate Loan, the fixed percentage amount set forth in the related Note and the related Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Note to determine the new Loan Interest Rate for such Loan.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to any Adjustable Rate Loan, the index identified on the Loan Schedule and set forth in the related Note for the purpose of calculating the interest rate thereon.

Initial Closing Date:  The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Loan Package hereunder.

Initial Purchaser:  UBS Real Estate Securities Inc., or any successor.

Initial Rate Cap:  With respect to each Adjustable Rate Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Loan Schedule and in the related Note, which is the maximum amount by which the Loan Interest Rate for such Adjustable Rate Loan may increase or decrease on such Adjustment Date from the Loan Interest Rate in effect immediately prior to such Adjustment Date.

Insurance Proceeds:  With respect to each Loan, proceeds of insurance policies insuring the Loan or the related Mortgaged Property.

Liquidation Proceeds:  Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

Loan:  Each first or second lien, residential mortgage loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Confirmation and identified on the Loan Schedule, which Loan includes without limitation the Loan File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Loan.

Loan Documents:  The documents listed in Exhibit 6 annexed hereto pertaining to any Loan.

Loan File:  The items pertaining to a particular Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Loan File pursuant to this Agreement or the related Confirmation.

Loan Interest Rate:  With respect to each Fixed Rate Loan, the fixed annual rate of interest provided for in the related Note and, with respect to each Adjustable Rate Loan, the annual rate at which interest accrues on such Adjustable Rate Loan from time to time in accordance with the provisions of the related Note.

Loan Package:  The Loans listed on a Loan Schedule, delivered to the Custodian and the Purchaser at least five (5) Business Days prior to the related Closing Date and attached to the related Assignment and Conveyance on the related Closing Date.

Loan Schedule:  With respect to each Loan Package, the schedule of Loans to be annexed to the related Assignment and Conveyance on each Closing Date for the Loan Package delivered on such Closing Date, such schedule setting forth, but not limited to, the following information with respect to each Loan in such Loan Package: (1) the Loan identification number; (2) a code indicating whether the Loan is an Adjustable Rate Loan or a fixed rate Loan; (3) the Borrower’s first and last name; (4) the street address of the Mortgaged Property including the city, state and zip code; (5) the original principal balance of the Loan; (6) the Scheduled Principal Balance of the Loan as of the close of business on the Cut-off Date; (7) the actual unpaid principal balance of the Loan as of the close of business on the Cut-off Date; (8) the last scheduled Due Date on which a Monthly Payment was applied to the Scheduled Principal Balance; (9) the last Due Date on which a Monthly Payment was actually applied to the actual unpaid principal balance; (10) the Loan Interest Rate in effect immediately following origination; (11) the Loan Interest Rate in effect immediately following the Cut-off Date (if different from (10)); (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut-off Date (if different from (12)); (14) a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property; (15) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned-unit development, or a condominium; (16) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash-out refinance); (17) the stated maturity date; (18) the original months to maturity; (19) the remaining months to maturity from the Cut-off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule; (20) the origination date of the Loan; (21) the Appraised Value (including the purchase price of the Mortgaged Property, if applicable), LTV and Combined Loan-to-Value Ratio at origination; (22) the date on which the first Monthly Payment was due on the Loan after the origination date; (23) with respect to each Adjustable Rate Loan, the Index; (24) with respect to each Adjustable Rate Loan, the type of Adjustable Rate Loan (i.e., 1/1, 3/1, 5/1, etc.); (25) with respect to each Adjustable Rate Loan, the Gross Margin; (26) with respect to each Adjustable Rate Loan, the Periodic Rate Cap; (27) with respect to each Adjustable Rate Loan, the Initial Rate Cap (if different from the Periodic Rate Cap) (28) with respect to each Adjustable Rate Loan, the Maximum Loan Interest Rate; (29) with respect to each Adjustable Rate Loan, the Minimum Loan Interest Rate; (30) with respect to each Adjustable Rate Loan, the first Adjustment Date immediately following origination; (31) with respect to each Adjustable Rate Loan, the first Adjustment Date immediately following the Cut-off Date (if different from (30)); (32) a code indicating the documentation style of the Loan; (33) a code indicating if the Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Insurer, the certificate number and the coverage amount of the Primary Insurance Policy; (34) the Servicing Fee Rate; (35) a code indicating whether or not an Adjustable Rate Loan is convertible to a fixed interest rate; (36) the Seller’s program pursuant to which the Loan was underwritten; (37) a code indicating whether the Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty and such other information necessary to calculate such prepayment penalty; (38) the credit score (or mortgage score) of the Borrower; (39) the debt-to-income ratio of the Loan; (40) a code indicating whether the Loan is a MERS Loan and, if so, the corresponding MIN; (41) a code indicating the form of appraisal in the related Loan File (i.e. form 1004, 2055, etc.); (42) a code indicating whether the Loan is a “Home Loan” as defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E; (43) a code indicating if the Loan is an interest-only Loan (including any Loans with any interest-only features) and, if so, the term of the interest-only period of such Loan; and (44) a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien. The Loan Schedule shall set forth the following information, in aggregate, as of the related Cut-off Date: (1) the number of Loans; (2) the original principal balance of the Loans; (3) the Scheduled Principal Balance of the Loans; (4) the weighted average Loan Interest Rate of the Loans; (5) the weighted average Net Loan Rate of the Loans; (4) the weighted average remaining months to maturity of the Loans; and (5) with respect to Adjustable Rate Loans, the weighted average Gross Margin and the weighted average number of months until the next Adjustment Date. A Loan Schedule will be prepared for each Closing Date and will be attached to the Assignment and Conveyance. The Loan Schedule shall be delivered to the Purchaser in both hard copy and electronic format. The Loan Schedule shall be delivered to the Initial Purchaser and the Custodian in both hard copy and electronic format.

Loan-to-Value Ratio or LTV:  With respect to any Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Loan, to the Appraised Value of the Mortgaged Property.

Master Servicer:  Shall have the meaning set forth in Section 11.24 of the Servicing Addendum.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Loan:  Any Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

Maximum Loan Interest Rate:  With respect to each Adjustable Rate Loan, a rate that is set forth on the related Loan Schedule and in the related Note which is the maximum interest rate to which the Loan Interest Rate on such Loan may be increased on any Adjustment Date.

MIN:  The Mortgage Identification Number for any MERS Loan.

Minimum Loan Interest Rate:  With respect to each Adjustable Rate Loan, a rate that is set forth on the related Loan Schedule and in the related Note which is the minimum interest rate to which the Loan Interest Rate on such Loan may be decreased on any Adjustment Date.

MOM Loan:  Any Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Loan and its successors and assigns.

Monthly Advance:  The aggregate of the advances made by the Servicer on any Distribution Date pursuant to Section 11.21.

Monthly Payment:  With respect to any Loan, the scheduled combined payment of principal and interest payable by a Borrower under the related Note on each Due Date.

Mortgaged Property:  With respect to each Loan, the Borrower’s real property securing repayment of the related Note, consisting of real property improved by a Residential Dwelling.

Moody’s:  Moody’s Investors Service, Inc. or its successor in interest.

Mortgage:  With respect to each Loan, the mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property securing the related Note.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Note:  The original executed note or other evidence of the Loan indebtedness of a Borrower.

Net Loan Rate:  With respect to any Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Loan Interest Rate for such Loan minus the Servicing Fee Rate.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made or proposed to be made in respect of a Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Loan or REO Property as provided herein.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

Periodic Rate Cap:  With respect to each Adjustable Rate Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Loan Schedule and in the related Note, which is the maximum amount by which the Loan Interest Rate for such Adjustable Rate Loan may increase (without regard to the Maximum Loan Interest Rate) or decrease (without regard to the Minimum Loan Interest Rate) on such Adjustment Date from the Loan Interest Rate in effect immediately prior to such Adjustment Date.

Person:  An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Interest Excess:  With respect to any Distribution Date, for each Loan that was the subject of a Principal Prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the last day of the related Prepayment Period, an amount equal to interest (to the extent received) at the applicable Net Loan Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

Prepayment Interest Shortfall: With respect to any Distribution Date and any Loan that was subject to a Principal Prepayment or other unscheduled receipt of principal (including as a result of a liquidation) during the portion of the related Prepayment Period occurring between and including the first day of such related Prepayment Period and the last day of the calendar month preceding the month in which such Distribution Date occurs, an amount equal to interest at the applicable Net Loan Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the such prepayment is applied and ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

Prepayment Period:  With respect to any Distribution Date, the period from and including the 16th day of the month preceding the month in which such Distribution Date occurs and to and including the 15th day of the month in which such Distribution Date occurs.

Primary Insurance Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

Principal Prepayment:  Any payment or other recovery of principal on a Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Purchase Price:  The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Confirmation in exchange for the Loans purchased on such Closing Date as calculated as provided in Section 4.

Qualified Insurer:  Any insurer duly authorized and licensed where required by law to transact its business and which meets the requirements of Fannie Mae and Freddie Mac.

Qualified Correspondent: Any Person from which the Seller purchased Loans, provided that the following conditions are satisfied: (i) such Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Qualified Substitute Loan:  A loan substituted for a Deleted Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Loan Interest Rate not less than (and not more than one percentage point in excess of) the Loan Interest Rate of the Deleted Loan, (iii) have a Net Loan Rate equal to the Net Loan Rate of the Deleted Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, (v) have the same Due Date as the Due Date on the Deleted Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Loan as of such date, (vii) be covered under a Primary Insurance Policy if such Qualified Substitute Loan has a Loan-to-Value Ratio in excess of 80%, (viii) conform to each representation and warranty set forth in Section 7.02 of this Agreement and (ix) be the same type of loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Loan). In the event that one or more loans are substituted for one or more Deleted Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Loan Interest Rates described in clause (ii) hereof shall be satisfied as to each such loan, the Net Loan Rates described in clause (iii) hereof shall be satisfied as to each such loan, the terms described in clause (iv) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (vi) hereof shall be satisfied as to each such loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (ix) hereof must be satisfied as to each Qualified Substitute Loan or in the aggregate, as the case may be.

Rate/Term Refinancing:  A Refinanced Loan, the proceeds of which are not in excess of the greater of $2,000 or 2% of the existing first lien loan (and any existing junior lien loans, if applicable) of the related Mortgaged Property and related closing costs, and were used exclusively to satisfy the then existing first lien loan (and any existing junior lien loans, if applicable) of the Borrower on the related Mortgaged Property and to pay related closing costs.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreements:  The agreement or agreements entered into by the Seller and/or Servicer and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Loans serviced hereunder, in connection with a Reconstitution as provided in Section 12; provided, that, an assignment of this Agreement in connection with a sale or transfer of any of the Loans shall not constitute a “Reconstitution Agreement”.

Reconstitution Date:  The date or dates on which any or all of the Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Reconstitution pursuant to Section 12 hereof.

Record Date:  With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

Refinanced Loan:  A Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code; and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Property:  A Mortgaged Property acquired as a result of the liquidation of a Loan.

Repurchase Price:  With respect to any Loan, a price equal to (i) the product of the Stated Principal Balance of such Loan times the greater of (x) the percentage of par used to calculate the Purchase Price pursuant to the related Confirmation and (y) 100% plus (ii) interest on such Stated Principal Balance at the Loan Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Borrower to the first day of the month following the date of repurchase, plus (iii) any costs and damages incurred in connection with any violation of such Loan of any predatory or abusive lending law; less amounts received in respect of such repurchased Loan which are being held in the Custodial Account for distribution in connection with such Loan.

Residential Dwelling:  Any one of the following: (i) a detached one-family dwelling, (ii) a detached two to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a unit in a cooperative property or a mobile or manufactured home.

Second Lien:  With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Note which creates a second lien on the Mortgaged Property.

Second Lien Loan:  A Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Loans.

Seller Information: As defined in Subsection 33.08(a).

Servicer: As defined in Subsection 33.03(c).

Servicer Information:  As defined in Subsection 33.08(b).

Servicing Addendum:  The terms and conditions attached hereto as Exhibit 9 which will govern the servicing of the Loans by Servicer.

Servicing Advances:  All customary, reasonable and necessary “out-of-pocket” costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  With respect to each Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of the Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05) of related Monthly Payments collected by the Servicer.

Servicing Fee Rate:  The per annum rate at which the Servicing Fee accrues, which rate with respect to each Loan shall be equal to the percentage specified as such in the applicable Confirmation.

Servicing File:  With respect to each Loan, the file retained by the Servicer consisting of originals of all documents in the Loan File which are not delivered to the Purchaser or the Custodian and copies of the Loan Documents.

Standard & Poor’s:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

Stated Principal Balance:  As to each Loan as of any date of determination, (i) the principal balance of the Loan as of the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not collected from the Borrower on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Loan representing payments or recoveries of principal (or advances in lieu thereof).

Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreement:  The written contract between the Servicer and a Subservicer relating to servicing and administration of certain Loans as provided in Subsection 11.29 of the Servicing Addendum.

Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Loans acquired by the Seller.

Whole Loan Transfer: Any sale or transfer of some or all of the Loans, other than a Securitization Transaction.

SECTION 2.

Agreement to Purchase.  The Seller agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Confirmation, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Loans accepted by the Purchaser on the related Closing Date.

SECTION 3.

Loan Schedules.  The Seller shall deliver the Loan Schedule for a Loan Package to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date in both hard copy and electronic format.

SECTION 4.

Purchase Price.  The Purchase Price for each Loan listed on the related Loan Schedule shall be the percentage of par as stated in the related Confirmation (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-off Date. If so provided in the related Confirmation, portions of the Loans shall be priced separately.

In addition to the Purchase Price as described above, (i) the Initial Purchaser shall pay the Seller, at closing, accrued interest on the Stated Principal Balance of each Loan as of the related Cut-off Date at its Net Loan Rate from the related Cut-off Date through the day prior to the related Closing Date, both inclusive and (ii) the Seller shall pay to the Initial Purchaser the costs and fees expected to be associated with the recording of an Assignment of Mortgage with respect to each Loan (such amount may be set forth in the related Confirmation).

The Purchaser shall own and be entitled to receive with respect to each Loan purchased, (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller or Servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Loans net of the Servicing Fee minus that portion of any such interest payment that is allocable to the period prior to the related Cut-off Date. The Stated Principal Balance of each Loan as of the related Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the related Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of the Purchaser. The Seller or Servicer shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Servicer to the Purchaser on the first related Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to the Purchaser.

SECTION 5.

Examination of Loan Files.  In addition to the rights granted to the Initial Purchaser under the related Confirmation to underwrite the Loans and review the Loan Files prior to the Closing Date, prior to the related Closing Date, the Seller shall (a) deliver to the Custodian in escrow, for examination with respect to each Loan to be purchased on such Closing Date, the related Loan File, or (b) make the related Loan File available to the Initial Purchaser for examination at the Seller’s offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before the related Closing Date. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Loans that do not conform to the terms of the related Confirmation or the Initial Purchaser’s underwriting standards, such Loans may, at the Initial Purchaser’s option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Loans shall be deleted from the related Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Loan Files shall not affect the Initial Purchaser’s (or any of its successors’) rights to demand repurchase or other relief or remedy provided for in this Agreement.

SECTION 6.

Conveyance from Seller to Initial Purchaser.

Subsection 6.01.

Conveyance of Loans; Possession of Servicing Files.

The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Loan Package in the form attached hereto as Exhibit 4.  The Servicing File retained by the Servicer with respect to each Loan pursuant to this Agreement shall be appropriately identified in Servicer’s computer system to reflect clearly the sale of such related Loan to the Purchaser. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Loan pursuant to Subsection 7.04 or 7.05.

In addition, in connection with the assignment of any MERS Loan, the Seller agrees that on or prior to each Closing Date it will cause, at its own expense, the MERS System to indicate that the related Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including in such computer files the information required by the MERS System to identify the Purchaser as owner of such Loans.

Subsection 6.02.

Books and Records.

Record title to each Note and the related Mortgage as of the related Closing Date shall be in the name of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Note and the related Mortgage shall be vested solely in the Purchaser. All rights arising out of the Loans including, but not limited to, all funds received by the Seller or Servicer after the related Cut-off Date on or in connection with a Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Loan as provided in Section 4 shall be received and held by the Seller or Servicer in trust for the benefit of the Purchaser as the owner of the Loans pursuant to the terms of this Agreement.

It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Loans by the Seller and not a pledge of the Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Loan shall be reflected as a sale on the Seller’s business records, tax returns and financial statements.

Subsection 6.03.

Delivery of Loan Documents.

With respect to each Loan, the Seller shall deliver and release to the Custodian, (a) on or prior to the related Closing Date (or such later date as the Initial Purchaser may reasonably request), the original Mortgage, original Note endorsed in blank, the original Assignment of Mortgage assigned in blank, and an entry on the related data tape setting forth the title insurance information (including title insurance coverage amount, title insurance provider and tile insurance policy number) for such Loan and (b) the other Loan Documents within a reasonable time following the related Closing Date; provided, however, that all original documents or, in the case of Loan Documents delivered for recording, either the original recorded documentation or clerk-certified copies thereof shall be delivered to the Purchaser, or its designee, no later than one year following the related Closing Date, subject to the following paragraph.

In the event that such original or copy of any Loan Document (except for the applicable Note or related lost note affidavit, to the extent not set forth on the related bailee or custodial certification described in Section 8(D), which Mortgage and Note or lost note affidavit must be delivered on or prior to the Closing Date) is not so delivered to the Custodian within one year following the related Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Subsection 7.04.  The foregoing repurchase obligation shall not apply in the event the Seller cannot deliver, or cause to be delivered, such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall deliver, or cause to be delivered a recording receipt of such recording office or, if such recording receipt is not available, an Officer’s Certificate of a servicing officer of the Seller, confirming that such document has been accepted for recording and that the Seller shall immediately deliver such document upon receipt by the Seller; and, provided further, that if the Seller cannot deliver, or cause to be delivered, such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the related Loan at the price and in the manner specified in Subsection 7.04.

The Custodian shall certify its receipt of all such Loan Documents for the related Closing Date, as evidenced by a trust receipt and initial certification of the Custodian delivered to the Initial Purchaser. The fees and expenses of the Custodian shall be paid by the Purchaser.

The Seller or Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller or Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution.

SECTION 7.

Representations, Warranties and Covenants; Remedies for Breach.

Subsection 7.01.

Representations and Warranties Respecting the Seller.

The Seller represents, warrants and covenants to the Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

(a)

The Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted. It is licensed in, qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located except where the failure to be so licensed and qualified would not have a material adverse effect on the Seller’s business or operations or the enforceability of any Loan or the Servicer’s ability to service such Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

(b)

The Seller has the full power and authority to hold each Loan, to sell each Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement do not and will not violate the Seller’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

(d)

The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Seller is an approved seller for Fannie Mae and Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements or which would require notification to Fannie Mae, Freddie Mac or HUD;

(f)

The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(g)

[Reserved];

(h)

[Reserved];

(i)

There are no actions or proceedings against, or investigations of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

(j)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

(k)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

(l)

Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

(m)

The origination, servicing and collection practices used with respect to each Note and Mortgage have been in all respects legal, proper and customary in the mortgage origination and servicing industry and have been in accordance with Accepted Servicing Practices. The Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Note and no such escrow deposits or Escrow Payments are being held by the Seller or the Servicer for any work on a Mortgaged Property which has not been completed;

(n)

The transfer of the Loans shall be treated as a sale on the books and records of the Seller, and the Seller has determined that, and will treat, the disposition of the Loans pursuant to this Agreement for tax and accounting purposes as a sale. The Seller shall maintain a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of such Loan by the Purchaser;

(o)

The consideration received by the Seller upon the sale of the Loans constitutes fair consideration and reasonably equivalent value for such Loan;

(p)

The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Loan with any intent to hinder; delay or defraud any of its creditors; and

(q)

If the Seller is or becomes a member of MERS, the Seller is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans for as long as such Loans are registered with MERS.

Subsection 7.02.

Representations and Warranties Regarding Individual Loans.

The Seller hereby represents and warrants to the Purchaser that, as to each Loan, as of the related Closing Date for such Loan:

(a)

The information set forth in the related Loan Schedule is complete, true and correct;

(b)

The Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Loan Package as set forth in the related Confirmation are true and correct;

(c)

All payments required to be made up to the close of business on the Cut-off Date for such Loan under the terms of the Note have been made; neither the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Note or Mortgage; and there has been no delinquency, exclusive of any period of grace, in any payment by the Borrower thereunder during the last twelve months;

(d)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(e)

The terms of the Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Loan Schedule.  With respect to each Second Lien Loan (a) the related first lien is in full force and effect, (b) there is no default, breach, violation or event of acceleration existing under the related first lien mortgage or the mortgage note related to such first lien mortgage, (c) either no consent for the Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Loan File, (d) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the related first lien mortgage loan, and either (1) the related first lien mortgage contains a provision which allows or (2) applicable law requires, the mortgagee under the Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the related first lien mortgage;

(f)

The Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Note and the Mortgage or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(g)

All buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Borrower thereunder to maintain all such insurance at the Borrower’s cost and expense, and on the Borrower’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Borrower’s cost and expense and to seek reimbursement therefor from the Borrower. Neither the Servicer, nor any prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such insurance policies;

(h)

Each Loan and, if any, the related prepayment penalty complied in all material respects with any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection; equal credit opportunity, fair housing, predatory and abusive lending, or disclosure laws applicable to the origination and servicing of loans of a type similar to the Loans and the consummation of the transactions contemplated hereby will not involve the violation of any such laws;

(i)

The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(j)

The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) with respect to Second Lien Loans, the first priority lien on the Mortgaged Property and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid, existing and enforceable first lien and first priority, or with respect to Second Lien Loans, second lien and second priority, security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(k)

The Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(l)

All parties to the Note and the Mortgage had legal capacity to enter into the Loan and to execute and deliver the Note and the Mortgage, and the Note and the Mortgage have been duly and properly executed by such parties. The Borrower is a natural person;

(m)

The proceeds of the Loan have been fully disbursed to or for the account of the Borrower and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage have been paid, and the Borrower is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Note or Mortgage;

(n)

The Seller is the sole legal, beneficial and equitable owner of the Note and the Mortgage and has full right to transfer and sell the Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(o)

All parties which have had any legal or beneficial interest in the Loan, whether as mortgagee, assignee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

(p)

The Loan is covered by an ALTA lender’s title insurance policy (which, in the case of an Adjustable Rate Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a), (b), (c) and (d) above) the Seller, its successors and assigns as (i) to the first priority lien of the Mortgage or (ii) with respect to a Second Lien Loan, the second priority lien of the Mortgage, in either case, in the original principal amount of the Loan and, with respect to any Adjustable Rate Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Loan Interest Rate and Monthly Payment. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and neither the Servicer nor any prior holder of the related Mortgage including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(q)

There is no default, breach, violation or event of acceleration existing under the Note or the Mortgage and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event of acceleration;

(r)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(s)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless otherwise disclosed and are affirmatively insured by the title insurance policy referred to in (xvi) above;

(t)

The Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act;

(u)

Principal payments on the Loan commenced no more than sixty days after the proceeds of the Loan were disbursed. The Loan bears interest at the Loan Interest Rate. The Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Loan, are sufficient to fully amortize the original principal balance over the original term thereof (other than during the interest-only period with respect to a Loan identified on the related Loan Schedule as an interest-only Loan) and to pay interest at the related Loan Interest Rate, and, in the case of an Adjustable Rate Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than during the interest-only period with respect to a Loan identified on the related Loan Schedule as an interest-only Loan) and to pay interest at the related Loan Interest Rate. With respect to each Loan identified on the Loan Schedule as an interest-only Loan, the interest-only period does not exceed ten (10) years (or such lesser period specified on the Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Loan.  The Index for each Adjustable Rate Loan is as defined in the related Confirmation and set forth in the related Loan Schedule. The Note does not permit negative amortization. No Loan provides for the capitalization or forbearance of interest.  No Loan is a Convertible Loan;

(v)

The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(w)

The Mortgage and related Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Borrower has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Borrower which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Borrower has not notified the Seller or the Service requesting relief under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Borrower under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act or any similar state laws;

(x)

The Loan was underwritten in accordance with the underwriting standards of the Seller in effect at the time the Loan was originated, a copy of which underwriting standards are attached as Exhibit 10 hereto. The Note and Mortgage are on forms acceptable to Fannie Mae and Freddie Mac;

(y)

The Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (x) or (xi) above;

(z)

The Loan File contains an appraisal of the related Mortgaged Property which is on appraisal form 1004 or form 2055 with an interior inspection or, with respect to any Second Lien Loan, is on appraisal form 704, 2065 or 2055 with an exterior inspection only, and, in each case, which satisfied the standards of Fannie Mae and Freddie Mac and was made and signed, prior to the approval of the Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; whose compensation is not affected by the approval or disapproval of the Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(aa)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Borrower;

(bb)

No Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Servicer, the Borrower, or anyone on behalf of the Borrower or (b) paid by any source other than the Borrower. The Loan is not a graduated payment loan and the Loan does not have a shared appreciation or other contingent interest feature.  No Loan contains any provisions which may constitute buydown provisions;

(cc)

The Borrower has executed a statement to the effect that the Borrower has received all disclosure materials required by applicable law with respect to the making of fixed rate loans in the case of Fixed Rate Loans, and adjustable rate loans in the case of Adjustable Rate Loans and rescission materials with respect to Refinanced Loans, and such statement is and will remain in the Loan File;

(dd)

No Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(ee)

Neither the Seller nor the Servicer has knowledge of any circumstances or condition with respect to the Mortgaged Property, the Borrower, the Borrower’s credit standing or the Mortgage that can reasonably be expected to cause the Loan to be an unacceptable investment, cause the Loan to become delinquent, or adversely affect the value of the Loan;

(ff)

Each Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Borrower thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. No Loan requires payment of such premiums, in whole or in part, by the Purchaser. The Loan Interest Rate for the Loan does not include any such insurance premium. None of the Loans are subject to “lender-paid” mortgage insurance. No Loan had an LTV at origination in excess of 95%.  No Loan had a CLTV at the time of origination in excess of 100%;

(gg)

The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(hh)

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Loan has taken place on the part of any person, including without limitation the Seller, the Servicer, the Borrower, any appraiser, any builder or developer, or any other party involved in the origination of the Loan or in the application of any insurance in relation to such Loan;

(ii)

The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(jj)

Any principal advances made to the Borrower prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority (or with respect to a Second Lien Loan, second lien priority) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Loan;

(kk)

No Loan has a balloon payment feature;

(ll)

If the Residential Dwelling on the Mortgaged Property is a condominium unit or unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

(mm)

Each Loan constitutes a qualified mortgage under Section 860(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(nn)

No Loan is (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) classified as “high cost,” “covered,” “high risk home”, “threshold,” or “predatory” loans under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the Standard & Poor’s LEVELS® Glossary Revised, Appendix E) or (d) in violation of any state law or ordinance comparable to HOEPA;

(oo)

No Borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit.  No Borrower obtained a prepaid single premium credit life, disability, unemployment, property, mortgage, accident or health insurance policy in connection with the origination of the Loan.  None of the proceeds of the Loan were used to finance or purchase single-premium credit life or disability insurance policies or any comparable insurance;

(pp)

Interest on each Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(qq)

To the best of the Seller’s and Servicer’s knowledge, the Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor the Servicer nor, to the Seller’s or Servicer’s knowledge, the related Borrower, has received any notice of any violation or potential violation of such law;

(rr)

With respect to each Loan, either the seller of the Servicer has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Seller or the Servicer will furnish for each Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit  Information Company, on a monthly basis;

(ss)

Except as set forth on the related Loan Schedule, none of the Loans are subject to a prepayment penalty. For any Loan originated prior to October 1, 2002 that is subject to a prepayment penalty, such prepayment penalty does not extend beyond five years after the date of origination. For any Loan originated on or following October 1, 2002 that is subject to a prepayment penalty, such prepayment penalty does not extend beyond three years after the date of origination.  Any such prepayment penalty is permissible and enforceable in accordance with its terms upon the mortgagor’s full and voluntary principal prepayment under applicable law, except to the extent that: the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights; the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.  With respect to any Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Borrower was offered the option of obtaining a Loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the Borrower in the loan documents pursuant to applicable state and federal law, (iv) for Loans originated on or after September 1, 2004, the duration of the prepayment period shall not exceed three (3) years from the date of the Note, unless the Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the Borrower was notified in writing of such reduction in prepayment period and (v) notwithstanding any state or federal law to the contrary, neither the Seller nor the Servicer shall impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the Borrower’s default in making the loan payments;

(tt)

The Seller and Servicer have complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 200l (collectively, the “Anti-Money Laundering Laws”), the Seller and the Servicer have established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Borrower and the origin of the assets used by the said Borrower to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Borrower for purposes of the Anti-Money Laundering Laws.  No Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Borrower is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations;

(uu)

With respect to each Loan secured in whole or in part by the interest of the Borrower as a lessee under a ground lease of a Mortgaged Property (a “Ground Lease”) the real property securing such Loan is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely-accepted practice and:

(A)

Such Ground Lease is valid, in good standing, and in full force and effect;

(B)

The lessee is not in default under any provision of the lease;

(C)

The term of the Ground Lease exceeds the maturity date of the related Loan by at least ten years;

(D)

The mortgagee under the Loan is given at least 30 days’ notice of any default and an opportunity to cure any defaults under the Ground Lease or to take over the Borrower’s rights under the Ground Lease;

(E)

The Ground Lease does not contain any default provisions that could give rise to forfeiture or termination of the Ground Lease except for the non-payment of the Ground lease rents; and

(F)

The Ground Lease provides that the leasehold can be transferred, mortgaged and sublet an unlimited number of times either without restriction or on payment of a reasonable fee and delivery of reasonable documentation to the lessor.

(vv)

No predatory or deceptive lending practices, including but not limited to, the extension of credit to the applicable Borrower without regard for said Borrower’s ability to repay the Loan and the extension of credit to said Borrower which has no apparent benefit to said Borrower, were employed by the originator of the Loan in connection with the origination of the Loan. Each Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guides;

(ww)

No Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”) or the New York Banking Law 6-1.  No Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(xx)

No Borrower was encouraged or required to select a Loan product offered by the Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Loan’s origination, such Borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Loan’s originator or any affiliate of the Loan’s originator.  If, at the time of loan application, the Borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Loan’s originator, the Loan’s originator referred the Borrower’s application to such affiliate for underwriting consideration;

(yy)

The methodology used in underwriting the extension of credit for each Loan employs objective mathematical principles which relate the Borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Borrower had a reasonable ability to make timely payments on the Loan;

(zz)

All points and fees related to each Loan were disclosed in writing to the related Borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(aaa)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Loan has been disclosed in writing to the Borrower in accordance with applicable state and federal law and regulation;

(bbb)

The Seller or the Servicer will transmit full-file credit reporting data for each Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Loan, the Seller or Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(ccc)

No Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act of 2002 (the “NJ Act”); and each Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan (with respect to Loans which were originated between November 26, 2003 and July 7, 2004), or (3) a rate/term refinance Home Loan;

(ddd)

No Borrower agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Loan transaction;

(eee)

The Borrower has not made or caused to be made any payment in the nature of an ‘average’ or ‘yield spread premium’ to a mortgage broker or a like Person which has not been fully disclosed to the Borrower;

(fff)

No Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with the Massachusetts General Laws Chapter 183, Section 28C) unless (a) the related Loan Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Loans) did or would not exceed by more than 2.50% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Loan is an “open-end home loan” (as such term is used in the Massachusetts General Laws Chapter 183, Section 28C or the regulations promulgated in connection therewith) and the related Note provides that the related Loan Interest Rate may not exceed at any time the Prime rate index as published in the Wall Street Journal plus a margin of one percent;

(ggg)

With respect to each Second Lien Loan, (i) the related first lien does not provide for negative amortization;

(hhh)

The Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Loan pursuant to this Agreement, have been delivered to the Custodian all in compliance with the specific requirements of this Agreement. With respect to each Loan, the Seller is in possession of a complete Loan File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian; and

(iii)

Immediately prior to the payment of the Purchase Price for each Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Loan.

Subsection 7.03.

Representations and Warranties Respecting the Servicer.

The Servicer represents, warrants and covenants to the Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

(a)

The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted. It is licensed in, qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located except where the failure to be so licensed and qualified would not have a material adverse effect on the Servicer’s business or operations or the enforceability of any Loan or the Servicer’s ability to service such Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by Servicer have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

(b)

The Servicer has the full power and authority to hold each Loan, to sell each Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Servicer and the performance of and compliance with the terms of this Agreement do not and will not violate the Servicer’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or its assets;

(d)

The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Servicer or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Servicer is an approved servicer for Fannie Mae and Freddie Mac in good standing. No event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

(f)

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(g)

There are no actions or proceedings against, or investigations of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement;

(h)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

(i)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(j)

Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

(k)

The servicing and collection practices used with respect to each Note and Mortgage have been in all respects legal, proper and customary in the mortgage origination and servicing industry and have been in accordance with Accepted Servicing Practices. The Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Note and no such escrow deposits or Escrow Payments are being held by the Seller or the Servicer for any work on a Mortgaged Property which has not been completed; and

(l)

If the Servicer is or becomes a member of MERS, the Servicer is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Loans for as long as such Loans are registered with MERS.

Subsection 7.04.

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Subsections 7.01, 7.02 and 7.03 shall survive the sale of the Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Note or Assignment of Mortgage or the examination or lack of examination of any Loan File. Upon discovery by either the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Loans or the interest of the Purchaser (or which materially and adversely affects the value of a Loan or the interests of the Purchaser in the related Loan in the case of a representation and warranty relating to a particular Loan), the party discovering such breach shall give prompt written notice to the other parties.

Within 60 days of the earlier of either discovery by or notice to the Seller or the Servicer of any breach of a representation or warranty which materially and adversely affects the value of a Loan or the Loans, the Seller or the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser’s option, repurchase such Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 or Subsection 7.03 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller or the Servicer of such breach, all of the Loans materially and adversely affected by such breach shall, at the Purchaser’s option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Loan, rather than repurchase the Loan as provided above, remove such Loan and substitute in its place a Qualified Substitute Loan or Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Loan, it shall repurchase the deficient Loan. Any repurchase of a Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date.  It is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (xxxix), (xl), (xli), (xliv), (xlv), (xlix) or (lvi) will be deemed to materially and adversely affect the value of the related Loan or the interest of the Purchaser therein.

At the time of repurchase of any deficient Loan, the Purchaser, the Servicer and the Seller shall arrange for the reassignment of the repurchased Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Loan Schedule shall be amended to reflect the withdrawal of the repurchased Loan from this Agreement.

As to any Deleted Loan for which the Seller substitutes a Qualified Substitute Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Loan or Loans the Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by this Agreement, with the Note endorsed as required therein. The Seller shall cause the Servicer to deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Loan Schedule to reflect the removal of such Deleted Loan from the terms of this Agreement and the substitution of the Qualified Substitute Loan. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller and the Servicer shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 7.01, 7.02 and 7.03.

For any month in which the Seller substitutes one or more Qualified Substitute Loans for one or more Deleted Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the percentage of par set forth in the definition of “Repurchase Price” shall be distributed by the Servicer in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Servicer will deposit from its own funds into the Custodial Account an amount equal to such amount.

Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Seller or the Servicer or receipt of notice by the Seller or the Servicer of a breach of any representation or warranty by the Seller or the Servicer which materially and adversely affects the interests of the Purchaser in any prepayment charge or penalty, the Seller shall pay the amount of such prepayment charge or penalty to the Purchaser.

In addition to such cure, repurchase, payment and substitution obligations, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller’s and Servicer’s representations and warranties contained in this Section 7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.04 to cure or repurchase a defective Loan, to pay the amount of certain prepayment penalties and to indemnify the Purchaser as provided in this Subsection 7.04 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Seller or the Servicer relating to or arising out of the breach of any representations and warranties made in Subsections 7.01, 7.02 or 7.03 shall accrue as to any Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to the Purchaser, (ii) failure by the Seller or the Servicer to cure such breach or repurchase such Loan as specified above, and (iii) demand upon the Seller or the Servicer by the Purchaser for compliance with the relevant provisions of this Agreement.

Subsection 7.05.

Repurchase of Convertible Loans.

In the event the Borrower under any Convertible Loan elects to convert said Note to a fixed interest rate Note, as provided in said Note, then the Seller shall, prior to the effective date of said conversion, repurchase such Convertible Loan from the Purchaser in accordance with Subsection 7.03 hereof. In connection with any such repurchase, if the record title to the related Mortgage is not in the name of the Seller, then the Purchaser agrees to pay the recording costs to transfer the record title of the Mortgage to the Seller.

Subsection 7.06.

Repurchase of Certain Loans.

If a Monthly Payment becomes one (1) or more scheduled Monthly Payments delinquent at any time on or prior to the first day of the fourth calendar month following the related Closing Date (or such other date set forth in the related Confirmation), then the Seller, at the Purchaser’s option, shall (a) promptly repurchase the related Loan from the Purchaser in accordance with the procedures set forth in Subsection 7.03 hereof and any such repurchase shall be made at the Repurchase Price, (b) indemnify the Purchaser in accordance with Subsection 13.01 hereof, or (c) substitute a mortgage loan acceptable to the Purchaser in accordance with Subsection 7.03 hereof.

Subsection 7.07.

Purchase Price Protection.

With respect to any Loan that prepays in full on or prior to the last day of the third full month following the related Closing Date (or such other date set forth in the related Confirmation), the Seller shall reimburse the Purchaser an amount equal to the product of (a) the excess of the Purchase Price percentage paid by the Purchaser to the Seller for such Loan over 100%, times (b) the outstanding principal balance of the Loan as of the date of such prepayment in full. Such payment shall be made within thirty (30) days of such payoff.  Upon any assignment of a Loan and/or this Agreement, the Purchaser may at its option retain its rights under this Section 7.06 notwithstanding such assignment.

SECTION 8.

Closing.  The closing for the sale and purchase of each Loan Package shall take place on the related Closing Date. At the Purchaser’s option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

The closing for the Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

(A)

all of the representations and warranties of the Seller and the Servicer under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(B)

the Initial Purchaser shall have received, or the Initial Purchaser’s attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof,

(C)

the Seller and the Servicer shall have delivered and released to the Custodian all documents required pursuant to this Agreement;

(D)

the Initial Purchaser shall have received from the Initial Purchaser’s bailee or custodian an initial certification with respect to its receipt of the Loan Documents for the related Loans; and

(E)

all other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 9.

Closing Documents.

(A)

On or before the Initial Closing Date, the Seller and the Servicer (if applicable) shall submit to the Initial Purchaser fully executed originals of the following documents:

1.

this Agreement, in four counterparts;

2.

a Custodial Account Letter Agreement in the form attached as Exhibit 7 hereto;

3.

an Escrow Account Letter Agreement in the form attached as Exhibit 8 hereto;

4.

an Officer’s Certificate, substantially in the form of Exhibit 1-A and Exhibit 1-B hereto, including all attachments thereto;

5.

an Opinion of Counsel to the Seller and the Servicer, substantially in the form of Exhibit 2 hereto; and

6.

the Seller’s underwriting guidelines, to be attached as Exhibit 10 hereto.

(B)

The Closing Documents for the Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

1.

the related Confirmation;

2.

the related Loan Schedule, one copy to be attached hereto and one copy to be attached to the Custodian’s counterpart of the Custodial Agreement, as the Loan Schedule thereto;

3.

a Custodian’s Trust Receipt and Initial Certification, as required under the Custodial Agreement, in a form acceptable to the Initial Purchaser;

4.

if requested by the Initial Purchaser, an Officer’s Certificate, substantially in the form of Exhibit 1-A and Exhibit 1-B hereto, including all attachments thereto;

5.

if requested by the Initial Purchaser, an Opinion of Counsel to the Seller and the Servicer, substantially in the form of Exhibit 2 hereto;

6.

if any of the Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of any Person, a Security Release Certification, in the form of Exhibit 3 hereto, executed by such Person;

7.

a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

8.

an Assignment and Conveyance in the form of Exhibit 4 hereto.

SECTION 10.

Costs.  The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage and the Seller’s and the Servicer’s attorney’s fees, shall be paid by the Seller.

SECTION 11.

Servicer’s Servicing Obligations.  The Servicer, as an independent contract servicer, shall service and administer the Loans directly, or through one or more Subservicers, in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 9; which Servicing Addendum is incorporated herein by reference.

SECTION 12.

Whole Loan Transfer or a Securitization Transfer on One or More Reconstitution Dates.

The Seller, the Servicer and the Initial Purchaser agree that with respect to some or all of the Loans, the Initial Purchaser may effect either:

(1)

one or more Whole Loan Transfers; and/or

(2)

one or more Securitization Transfers.

With respect to each Whole Loan Transfer or Securitization Transfer, as the case may be, entered into by the Initial Purchaser, each of the Seller  and the Servicer, as applicable agree:

(1)

to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Loan Documents and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

(2)

to execute all Reconstitution Agreements provided that each of the Seller, the Servicer and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

(3)

with respect to any Whole Loan Transfer or Securitization Transfer, the Seller and the Servicer shall make the representations and warranties regarding the Seller and the Servicer, respectively, and, if such Whole Loan Transfer or Securitization Transfer occurs within 6 months of the related Closing Date or such later period as specified in the related Confirmation, the Loans as of the date of such Whole Loan Transfer or Securitization Transfer, modified to the extent necessary to accurately reflect the pool statistics of the Loans as of the date of such Whole Loan Transfer or Securitization Transfer and any events or circumstances existing subsequent to the related Closing Date;

(4)

to deliver (x) to the Purchaser and to any Person designated by the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding each of the Seller and the Servicer, their financial condition and the Servicer’s mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by the Purchaser, and which the Seller or the Servicer is capable of providing without unreasonable effort or expense, and (y) to the Purchaser any similar non public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants); and to indemnify the Purchaser and any related underwriter and their affiliates for any untrue statement or alleged untrue statement of any material fact contained in such information or an omission or alleged omission to state in such information a material fact required to be stated therein or necessary to make the statements therein not misleading;

(5)

to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser’s expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller and/or the Servicer pursuant to clause (4) above as shall be reasonably requested by the Purchaser;

(6)

to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Securitization Transfers, as the case may be, such in-house Opinions of Counsel for a Securitization Transfer to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Securitization Transfer, as the case may be, shall be the responsibility of the Purchaser;

(7)

to negotiate and execute one or more subservicing agreements between the Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Purchaser, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Loans with other Loans for resale or securitization;

(8)

in connection with any securitization of any Loans, to execute a pooling and servicing agreement reasonably acceptable to the parties hereto, which pooling and servicing agreement may, at the Purchaser’s direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by loans similar to the Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Loans, a requirement that the master servicer and any servicer provide backup certifications as to all matters required to be certified to the Securities and Exchange Commission (“SEC”) pursuant to the provisions of the Sarbanes-Oxley Act and the regulations issued thereunder, in a form reasonably required by the depositor, and to indemnify the depositor, the trustee, their officers, directors and affiliates and any other entity making such certifications to the SEC for any errors or omission in such certification, and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for “AAA” rated mortgage pass-through transactions which are “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. If the Purchaser deems it advisable at any time to pool the Loans with other loans for the purpose of resale or securitization, the Servicer agrees to execute one or more subservicing agreements between itself and a master servicer designated by the Purchaser at its sole discretion, and/or one or more servicing agreements among the Servicer, the Purchaser and a trustee designated by the Purchaser at its sole discretion, such agreements in each case incorporating terms and provisions substantially identical to those described in the immediately preceding paragraph; and

(9)

to transfer the servicing rights to the Purchaser or its designee as described in Section 15 upon the direction of the Purchaser.

Unless otherwise agreed to between the Seller and the Purchaser, or the Servicer and the Purchaser, as applicable, with respect to any Loan Package, neither the Seller nor the Servicer will be obligated to enter into any Reconstitution Agreement in excess of any express restrictions set forth in the related Assignment and Conveyance and related Confirmation.

All Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

SECTION 13.

The Seller.

Subsection 13.01.

Additional Indemnification by the Seller.

In addition to the indemnification provided in Subsection 7.04, each of the Seller and the Servicer shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain related to the failure of the Seller or the Servicer to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

Subsection 13.02.

Merger or Consolidation of the Seller or the Servicer.

Each of the Seller and the Servicer shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Loans, and to enable each of the Seller and the Servicer to perform its duties under this Agreement.

Any Person into which the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution having a GAAP net worth of not less than $25,000,000 and whose deposits are insured by FDIC or a company whose primary business is the origination (with respect to the successor to the Seller) and servicing (with respect to the successor to the Servicer) of loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer in good standing and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller or the Servicer.  Notwithstanding the foregoing, the Purchaser may, in its sole discretion, waive such requirements above.

Subsection 13.03.

Limitation on Liability of the Seller, the Servicer and Others.

Neither the Servicer, nor any of the officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to the Seller’s obligation to sell or the Servicer’s duty to service the Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Servicer shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller’s indemnification under Subsections 7.04 or 13.01.

Subsection 13.04.

Seller and Servicer Not to Resign.

Neither the Seller nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller, the Servicer and the Purchaser or, with respect to the Servicer, upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot commercially reasonably be cured by the Servicer, in which event the Servicer may resign as servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Servicer. No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 16.

Subsection 13.05.

No Transfer of Servicing.

The Servicer acknowledges that the Purchaser has acted in reliance upon the Servicer’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section, and subject to Section 11.29 of the Servicing Addendum, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

SECTION 14.

DEFAULT.

Subsection 14.01.

Events of Default.

In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

(a)

any failure by the Seller or the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after Seller’s receipt of notice of nonpayment; or

(b)

failure on the part of the Servicer or the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer or the Seller set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller by the Purchaser; or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(d)

the Servicer or the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Seller or of or relating to all or substantially all of its property; or

(e)

the Servicer or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

failure by the Servicer or the Seller to be in compliance with the “doing business” or licensing laws of any jurisdiction where a Mortgaged Property is located but only to the extent such failure materially and adversely affects the enforceability of the Loans or the Seller’s or the Servicer’s ability to perform its obligations thereunder; or

(g)

the Servicer ceases to be approved by Fannie Mae or Freddie Mac as a servicer or the  Seller ceases to be approved by Fannie Mae or Freddie Mac as a seller; or

(h)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

(i)

the Servicer fails to duly perform, within the required time period, its obligations under Sections 11.24 and 11.25 of the Servicing Addendum, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Loans pursuant to a securitization of such Loans;

then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable time period, the Purchaser, by notice in writing to the Servicer may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer to service the Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.  Upon termination, the Servicer shall have fifteen (15) days to effect physical servicing transfer to provide for its sending hello and goodbye letters.

Subsection 14.02.

Waiver of Defaults.

The Purchaser may waive any default by the Servicer or the Seller in the performance of its obligations hereunder and its consequences hereunder. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 15.

Termination.  The respective obligations and responsibilities of the Servicer shall terminate upon the distribution to the Purchaser of the final payment or liquidation with respect to the last Loan (or advances of same by the Servicer) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14. In the event that the Servicer is terminated pursuant to this Section 15 without cause, the Purchaser shall pay to the Servicer a termination fee in an amount mutually agreed upon by the parties in good faith. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser’s possession all Loan Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise, at the Servicer’s sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Loans.

SECTION 16.

Successor to the Seller.  Prior to termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Section 13, 14 or 15, the Purchaser shall (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree. In the event that the Servicer’s duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (which shall be no less than fifteen (15) days from the receipt of notice by the Servicer of the termination) with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Servicer or the Seller of the representations and warranties made pursuant to Subsections 7.01, 7.02 and 7.03 and the remedies available to the Purchaser under Subsection 7.04, 7.05 or 13.01, it being understood and agreed that the provisions of such Subsections 7.01, 7.02, 7.03, 7.04, 7.05  and 13.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Seller or the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; provided, however, that such successor shall not assume, and Servicer shall indemnify such successor for, any and all liabilities arising out of the Servicer’s acts as servicer. Any termination of the Servicer pursuant to Section 13, 14 or 15 shall not affect any claims that the Purchaser may have against the Servicer or the Seller arising prior to any such termination or resignation or remedies with respect to such claims.

If any of the Loans are MERS Loans, in connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Loans that are registered with MERS, or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Loan or servicing of such Loan on the MERS System to the successor Servicer or (y) in causing MERS to designate on the MERS System the successor Servicer of such Loan.

The Servicer shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account and the Loan Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for amounts the Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

SECTION 17.

Financial Statements.  The Seller and the Servicer each understand that in connection with the Purchaser’s marketing of the Loans, the Purchaser shall make available to prospective purchasers the Seller’s and/or the Servicer’s financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller and the Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller and/or the Servicer (and are available upon request to members or stockholders of the Seller or the public at large). The Seller and/or the Servicer, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Servicer also shall make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.

The Servicer and the Seller also agree to allow access to knowledgeable financial, accounting, origination and servicing officers of the Servicer or the Seller, as applicable, for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Servicer, the Seller, the Seller’s loan origination or the Servicer’s servicing practices or the financial statements of the Servicer or the Seller.

SECTION 18.

Mandatory Delivery; Grant of Security Interest.  The sale and delivery of each Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Confirmation, it being specifically understood and agreed that each Loan is unique and identifiable on the date of such Confirmation and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Loans) in the event of the Seller’s failure to deliver each of the related Loans or one or more Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Loan and each document and instrument evidencing each such Loan to secure the performance by the Seller and the Servicer of its obligations hereunder, and the Seller agrees that it holds such Loans in custody for the Initial Purchaser subject to the Initial Purchaser’s (i) right to reject any Loan under the terms of this Agreement and the related Confirmation, and (ii) obligation to pay the related Purchase Price for the Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

SECTION 19.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

New York, New York 10019

Attn:  Ms. Eileen Lindblom

Telephone: (212) 713-6273

Facsimile: (212) 713-2080

Email:

eileen.lindblom@ubs.com

With a copy to:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

New York, New York 10019

Attn:  General Counsel

Facsimile: (212) 713-1153

(b)

if to the Seller:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747

Attn:  Robert F. Johnson, Jr.

Phone:

(631) 622-3246

Facsimile:

(866) 822-3246

Email:

bob.johnson@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747

Attn:  Alan B. Horn, General Counsel

Phone:

(516) 396-7703

Facsimile:

(800) 209-7276

Email:

alan.horn@americanhm.com

(c)

if to the Servicer:

American Home Mortgage Servicing, Inc.

4600 Regent Boulevard, Suite 200

Irving, Texas 75063

Attn:

David Friedman

Phone:

(214) 260-6806

Facsimile:

(866) 841-2568

Email:

david.friedman@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747

Attn:  Alan B. Horn, General Counsel

Phone:

(516) 396-7703

Facsimile:

(800) 209-7276

Email:

alan.horn@americanhm.com

or such other address as may hereafter be furnished to the other party by like notice, it being understood and agreed that any notice provided to either the Seller or Servicer which satisfied the requirements of this Section 13.05 shall be deemed to have been delivered to and received by both the Seller and the Servicer. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 20.

Severability Clause.  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 21.

Counterparts.  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 22.

GOVERNING LAW.  THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (EXCEPT FOR SECTION 5-401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

SECTION 23.

Intention of the Parties.  It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Loans. The Initial Purchaser shall have the right to review the Loans and the related Loan Files to determine the characteristics of the Loans which shall affect the Federal income tax consequences of owning the Loans and the Seller and the Servicer shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review.

SECTION 24.

Successors and Assigns.  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Servicer and the Purchaser and the respective successors and assigns of the Seller, the Servicer and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Loan is sold or transferred. Upon any such assignment, the person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Loan or Loans and this Agreement, to the extent of the related Loan or Loans, shall be deemed to be a separate and distinct Agreement among the Seller, the Servicer and such Purchaser, and a separate and distinct Agreement among the Seller, the Servicer and each other Purchaser to the extent of the other related Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Loan is sold or transferred, the rights and benefits under this Agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Loan is transferred and the Person to whom the servicing or master servicing of the Loan has been transferred; provided that, the right to require a Loan to be repurchased by the Seller pursuant to Subsection 7.04, 7.05 or 7.06 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller or the Servicer to a third party without the consent of the Purchaser.

SECTION 25.

Waivers.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 26.

Exhibits.  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 27.

Nonsolicitation.  Each of the Seller and the Servicer covenants and agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractor(s) on the Seller’s or the Servicer’s behalf, to personally, by telephone or mail, solicit the Borrower or obligor under any Loan to refinance the Loan, in whole or in part, without the prior written consent of the Purchaser; provided that, the foregoing shall not preclude the Servicer or the Seller from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Borrowers.

SECTION 28.

Relationship of the Parties.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

SECTION 29.

General Interpretive Principles.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(g)

the Section and Subsection titles and headings in this Agreement are for convenience of reference only and will be disregarded in and have no effect on any interpretation of the provisions of this Agreement.

SECTION 30.

Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 31.

Further Agreements.  The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 32.

Third Party Beneficiary.  For purposes of this Agreement, including but not limited to Subsection 14.01(ix), Wells Fargo Bank, National Association (“Wells Fargo”), as Master Servicer, shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to Master Servicer herein as if it were a direct party to this Agreement.

SECTION 33.

Compliance With Regulation AB.

Subsection 33.01.

Intent of the Parties; Reasonableness.

The Purchaser, the Servicer and the Seller acknowledge and agree that the purpose of Section 33 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller and the Servicer acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.  Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the provisions of this Section 33 shall not apply to Securitization Transactions which close prior to January 1, 2006. The Seller and Servicer acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller and the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, the Servicer, any Subservicer, any Third-Party Originator and the Loans, or the servicing of the Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Seller and the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.

Subsection 33.02.

Additional Representations and Warranties of the Seller and the Servicer.

(a)

The Seller hereby represents to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 33.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller or any Third Party Originator; and (ii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 33.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Subsection 33.02 or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(c)

The Servicer hereby represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 33.04 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event that has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(d)

If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Subsection 33.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (c) of this Subsection 33.02 or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Subsection 33.03.

Information to Be Provided by the Seller.

In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Subsection 33.03, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Subsection 33.03.

(a)

If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Loans (including as an acquirer of Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)

the originator’s form of organization;

(B)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

(D)

a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(b)

If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Loans (including as an acquirer of Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB, which good faith interpretation shall not be inconsistent with what is customarily determined by similar mortgage loan originators to be required to be provided pursuant to Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

Subsection 33.04.

Information to Be Provided by the Servicer.

In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (d) and (e) of this Subsection 33.04, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (b) of this Subsection 33.04.

(a)

If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Servicer Entity”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)

the Servicer Entity’s form of organization;

(B)

a description of how long the Servicer Entity has been servicing residential mortgage loans; a general discussion of the Servicer Entity’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer Entity’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer Entity’s portfolio of residential mortgage loans of a type similar to the Loans and information on factors related to the Servicer Entity that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Loans involving the Servicer Entity have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer Entity utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer Entity as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer Entity has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer Entity’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Loans;

(D)

information regarding the Servicer Entity’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer Entity could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Servicer Entity on the Loans and the Servicer Entity’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer Entity to the effect that the Servicer Entity has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer Entity’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Loans;

(G)

a description of the Servicer Entity’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H)

information as to how the Servicer Entity defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

(I)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

(J)

a description of any affiliation or relationship between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(b)

If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer, and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Subsection 33.04 (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(c)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d)

In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide to the Purchaser and any Depositor, such information reasonably available to the Servicer regarding the performance of the Loans as is reasonably required to facilitate preparation or distribution reports in accordance with Item 1121 or Regulation AB.

Subsection 33.05.

Servicer Compliance Statement.

On or before March 1st of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Subsection 33.06.

Report on Assessment of Compliance and Attestation.

(a)

On or before March 1st of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the “Servicing Criteria” specified on a certification substantially in the form of Exhibit 13 hereto delivered to the Purchaser concurrently with the execution of the Agreement;

(ii)

deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Subsection 33.06; and

(iv)

deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 12 (it being understood that to the extent such certification is required to be delivered hereunder and is delivered by the Servicer in connection with a Securitization Transaction, the Servicer shall not be required to deliver the certification required to be delivered pursuant to Section 11.24(b) of the Servicing Addendum).

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Subsection 33.06(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 13 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Subsection 33.06(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Subsection 33.07.

Subsection 33.07.

Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Subsection 33.07. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Subsection 33.07.

(a)

It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Subsection 33.07, with Subsections 33.02, 33.04(a), (c), (d) and (e), 33.05, 33.06 and 33.08(b) and (c) of this Agreement and with Sections 11.29, 11.30, 11.31, 11.32 of the Servicing Addendum,  to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 33.04(b) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Subsection 33.05, any assessment of compliance and attestation required to be delivered by such Subservicer under Subsection 33.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Subsection 33.06 as and when required to be delivered.

(c)

It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or an administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) each discrete function identified in Item 1222(d) of Regulation AB which is being performed by each such Subcontractor (iii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iv) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (iii) of this paragraph..

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Subsections 33.06 and 33.08 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Subsection 33.06, in each case as and when required to be delivered.

Subsection 33.08.

Indemnification; Remedies.

(a)

The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)(A)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided under this Section 33 by or on behalf of the Seller, or provided under this Section 33 by or on behalf of a Third-Party Originator (collectively, the “Seller Information”), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(ii)

any failure by the Seller or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 33; or

(iii)

any breach by the Seller of a representation or warranty set forth in Subsection 33.02(a) or in a writing furnished pursuant to Subsection 33.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 33.02(b) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (a)(ii) of this Subsection 33.08, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller or any Third-Party Originator.

(b)

The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person  responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under this Section 33 by or on behalf of the Servicer, or provided under this Section 33 by or on behalf of any Subservicer or Subcontractor (collectively, the “Servicer Information”), or (2) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii)

any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 33, including any failure by the Servicer to identify pursuant to Subsection 33.07(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)

any breach by the Servicer of a representation or warranty set forth in Subsection 33.02(c) or in a writing furnished pursuant to Subsection 33.02(d) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 33.02(d) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller or Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer, such provision shall be given effect.

In the case of any failure of performance described in clause (b)(ii) of this Subsection 33.08, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer any Subservicer or any Subcontractor.

(c)(i)

Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 33, or any breach by the Seller or Servicer of a representation or warranty set forth in Section 33.02(a) or (c) or in a writing furnished pursuant to Section 33.02(b) or (d) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller or Servicer of a representation or warranty in a writing furnished pursuant to Section 33.02(b) or (d) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 33.05 or 33.06, including any failure by the Seller to identify pursuant to Section 33.07(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(d)

The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

SECTION 34.

Guaranty.  The Seller hereby absolutely, unconditionally and irrevocably guarantees to the Purchaser, the full and prompt performance by the Servicer of any and all obligations of the Servicer under this Agreement.  The Seller agrees that its obligations pursuant to this Section 34 shall be a continuing, absolute and unconditional guarantee of the full and punctual performance by the Servicer of its obligations under this Agreement and is in no way conditioned upon any requirement that the Purchaser first attempt to collect any of its obligations from the Servicer without regard to (a) the validity, regularity or enforceability of this Agreement; (b) the absence of any action to enforce the same; (c) any waiver or consent by Purchaser concerning any provisions hereof; (d) the rendering of any judgment against the Servicer or any action to enforce the same; (e) any defense, set-off, counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Servicer against the Purchaser; or (f) any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor.  The Seller hereby guarantees that payments hereunder will be paid to the Purchaser without set-off or counterclaim in accordance with the wiring instructions of the Purchaser.  The Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Servicer with respect to the obligations of the Seller under this Agreement.  This Section 34 shall continue to be effective if the Servicer merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

IN WITNESS WHEREOF, the Seller, the Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

AMERICAN HOME MORTGAGE CORP.
(Seller)

By:  ______________________________________

Name:  ___________________________________

Title:  ____________________________________

AMERICAN HOME MORTGAGE SERVICING, INC.

(Seller)

By:  ______________________________________

Name:  ___________________________________

Title:  ____________________________________

UBS REAL ESTATE SECURITIES INC.
(Initial Purchaser)

By:  ______________________________________

Name:  ___________________________________

Title:  ____________________________________

By:  ______________________________________

Name:  ___________________________________

Title:  ____________________________________

EXHIBIT 1-A

OFFICER’S CERTIFICATE OF THE SELLER

I, ________________________________ hereby certify that I am the duly elected ________________________ of American Home Mortgage Corp., a New York corporation (the “Seller”), and further certify on behalf of the Seller as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Loan Purchase and Servicing Agreement (the “Purchase Agreement”), dated as of December 1, 2005, by and among the Seller, American Home Mortgage Servicing, Inc. and UBS Real Estate Securities Inc. (the “Purchaser”); (b) the Confirmation, dated _____________ 200__, between the Seller and the Purchaser (the “Confirmation”); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Loans in accordance with the Purchase Agreement and the Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on _____________, 200__ (the “Resolutions”) with respect to the authorization and approval of the sale of the Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated _____________, 200__. No event has occurred since ________, 200__ which has affected the good standing of the Seller under the laws of the State of _____________.

6.

All of the representations and warranties of the Seller contained in the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

7.

The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Confirmation.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: ___________________________

[Seal]

AMERICAN HOME MORTGAGE CORP.
(Seller)

By:  _____________________________________

Name:  ___________________________________

Title:  Vice President

I, _____________________, Secretary of the Seller, hereby certify that ____________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _____________________

[Seal]

AMERICAN HOME MORTGAGE CORP.
(Seller)

By:  _____________________________________

Name:  ___________________________________

Title:  [Assistant] Secretary

EXHIBIT 1-B

OFFICER’S CERTIFICATE OF THE SERVICER

I, ________________________________ hereby certify that I am the duly elected ________________________ of American Home Mortgage Servicing, Inc., a New York corporation (the “Servicer”), and further certify on behalf of the Seller as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Servicer as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Servicer are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Servicer, signed the Master Loan Purchase and Servicing Agreement (the “Purchase Agreement”), dated as of December 1, 2005, by and among the Servicer, American Home Mortgage Corp. and UBS Real Estate Securities Inc. (the “Purchaser”) and any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Loans in accordance with the Purchase Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Servicer on _____________, 200__ (the “Resolutions”) with respect to the authorization and approval of the sale of the Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of the Servicer dated _____________, 200__. No event has occurred since ________, 200__ which has affected the good standing of the Servicer under the laws of the State of _____________.

6.

All of the representations and warranties of the Servicer contained in the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

7.

The Servicer has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: ___________________________

[Seal]

AMERICAN HOME MORTGAGE SERVICING, INC.
(Seller)

By:  _____________________________________

Name:  ___________________________________

Title:  Vice President

I, _____________________, Secretary of the Servicer, hereby certify that ____________________ is the duly elected, qualified and acting Vice President of the Servicer and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _____________________

[Seal]

AMERICAN HOME MORTGAGE SERVICING, INC.
(Seller)

By:  _____________________________________

Name:  ___________________________________

Title:  [Assistant] Secretary

EXHIBIT 2

[FORM OF OPINION OF COUNSEL TO THE SELLER AND SERVICER]

__________________________________
(DATE)

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

Re:

Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005

Gentlemen:

I have acted as counsel to American Home Mortgage Corp., a_______________ (the “Seller”) and American Home Mortgage Servicing, Inc, a ____________ (the “Servicer” and together with the Seller, the “American Home Parties”), in connection with the sale of certain loans by the Seller to UBS Real Estate Securities Inc. (the “Purchaser”) and the servicing of certain loans by the Servicer for the Purchaser pursuant to (i) a Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among the Seller, the Servicer and the Purchaser (the “Purchase Agreement”) [and the Confirmation, dated _____________ 200__, between the Seller and the Purchaser (the “Confirmation”)]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A.

The Purchase Agreement;

B.

[The Confirmation;]

C.

Each of the Seller’s and the Servicer’s Certificate of Incorporation and by-laws, as amended to date; and

D.

Resolutions adopted by the Board of Directors of each of the Seller and the Servicer with specific reference to actions relating to the transactions covered by this opinion (the “Board Resolutions”).

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller and Servicer, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

1.

The Seller has been duly incorporated  and is validly existing and in good standing under the laws of the State of New York with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement [and the Confirmation] (collectively, the “Agreements”).

2.

The Servicer has been duly incorporated  and is validly existing and in good standing under the laws of the State of New York with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Servicer has the corporate power and authority to service the Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement [and the Confirmation] (sometimes collectively, the “Agreements”).

3.

The Purchase Agreement and, with respect to the Seller, the Confirmation have been duly and validly authorized, executed and delivered by the Seller and the Servicer.

4.

The Purchase Agreement and, with respect to the Seller, the Confirmation, constitute valid, legal and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms.

5.

No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller or the Servicer of the Purchase Agreement and, with respect to the Seller, the Confirmation, or the consummation of the transactions contemplated by the Purchase Agreement and, with respect to the Seller, the Confirmation, except for those consents, approvals, authorizations or orders which previously have been obtained.

6.

Neither the servicing of the Loans by the Servicer as provided in the Purchase Agreement  nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or the Servicer, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller or the Servicer is a party or by which it is bound, (ii) any State of New York or federal statute or regulation applicable to the Seller or the Servicer, or (iii) any order of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or the Servicer, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or the Servicer or its ability to perform its obligations under the Purchase Agreement.

7.

There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller or the Servicer which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or the Confirmation or which would be likely to impair materially the ability of the Seller or the Servicer to perform under the terms of the Purchase Agreement or the Confirmation.

8.

The sale of each Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

9.

The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of each applicable state. When endorsed, as provided in the Purchase Agreement, the Notes will be duly endorsed under applicable law.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.

I have assumed that all parties to the Agreements other than the Seller and the Servicer have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

B.

My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors’ rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

C.

I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Servicer the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I am admitted to practice in the State of _____________ and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of _____________ and the Federal laws of the United States of America.

Very truly yours,

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

1.

Release of Security Interest

_______________________________, hereby relinquishes any and all right, title and interest it may have in and to the Loans described in Exhibit A attached hereto upon purchase thereof by UBS Real Estate Securities Inc. (the “Purchaser”) from American Home Mortgage Corp. (the “Seller”) pursuant to that certain Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among the Seller, American Home Mortgage Servicing, Inc. and the Purchaser as of the date and time of receipt by_____________________________ of $_______________ for such Loans (the “Date and Time of Sale”), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

________________________________

(Name)

________________________________

(Address)

By: ________________________________

Exhibit A to Release of Security Interest

Loans

II.  Certification of Release

The Seller named below hereby certifies to UBS Real Estate Securities Inc. (the “Purchaser”) that, as of the date and time of sale of the Loans identified on Exhibit A attached hereto to the Purchaser, the security interests in the Loans released by ___________________ comprise all security interests relating to or affecting any and all such Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Loans.

___________________________________  Seller

By:  _____________________________________

Name:

Title:

Exhibit A to Release of Security Interest

Loans

EXHIBIT 4

ASSIGNMENT AND CONVEYANCE

On this ___ day of ______2005, American Home Mortgage Corp. (“Seller”)as the Seller under that certain Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005 (the “Agreement”) does hereby sell, transfer, assign, set over and convey to UBS Real Estate Securities Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Loans listed on the Loan Schedule attached hereto, together with the related Loan Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 6.03 of the Agreement, the Seller has delivered to the Custodian the documents for each Loan to be purchased as set forth in the Agreement. The contents of each related Servicing File required to be retained by American Home Mortgage Servicing, Inc. (the “Servicer”) to service the Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer’s possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Loan pursuant to the Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Note, Mortgage, and the contents of the Loan File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Loan prepared by or which come into the possession of the Seller or the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.

Each of the Seller and the Servicer Seller confirms to the Purchaser that the representation and warranties of the Seller and the Servicer set forth in the Agreement are true and correct as of the date hereof, and that all statements made in the Officer’s Certificates of the Seller and the Servicer and all attachments thereto remain complete, true and correct in all respects as of the date hereof, and with respect to this Loan Package, the Seller makes the following additional representations and warranties, to the Purchaser, which representations and warranties are hereby incorporated into Section 7.02 of the Agreement:

CHARACTERISTICS OF LOAN POOL

LOAN TYPE:	[FIXED RATE]/[ADJUSTABLE RATE]

Cut-off Date	________________________
Number of Loans:	________________________
Original Principal Balance:	$________________________
Scheduled Principal Balance:	$________________________
Weighted Average Note Interest Rate:	____%
Weighted Average Servicing Fee:	____%
[Weighted Average Lender-Paid Mortgage Insurance Rate:	____%]
Weighted Average Net Loan Rate:	____%
[For Adjustable Rate Loans: Adjustable Rate Loan Type: Index:
Weighted Average Gross Margin:	____%
Weighted Average Months to Next Adjustment Date:	_____ months]

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

AMERICAN HOME MORTGAGE CORP.
(Seller)

By:  _____________________________________

Name:  ___________________________________

Title:  ____________________________________

ACKNOWLEDGED AND AGREED:

AMERICAN HOME MORTGAGE SERVICING, INC..
(Servicer)

By:  _____________________________________

Name:  ___________________________________

Title:  ____________________________________

EXHIBIT 5

CONTENTS OF EACH LOAN FILE

With respect to each Loan, the Loan File shall include each of the following items (except if such item (other than the Loan Documents) is not required pursuant to Seller’s underwriting guidelines), which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Custodian:

1.

Loan Documents.

2.

Residential loan application.

3.

Loan closing statement.

4.

Verification of employment and income.

5.

Verification of acceptable evidence of source and amount of down payment.

6.

Credit report on Borrower.

7.

Residential appraisal report.

8.

Photograph of the Mortgaged Property.

9.

Survey of the Mortgaged Property.

10.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

11.

All required disclosure statements and statement of Borrower confirming receipt thereof.

12.

If available, termite report, structural engineer’s report, water potability and septic certification.

13.

Sales Contract, if applicable.

14.

Hazard insurance policy.

15.

Amortization schedule, if available.

16.

Payment history for Loans that have been closed for more than 90 days.

17.

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a loan file and which are required to document the Loan or to service the Loan.

EXHIBIT 6

LOAN DOCUMENTS

(a)

The original Note together with any applicable riders, bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the last endorsee, endorsed (on the Note or an allonge attached thereto) “Pay to the order of ________________ without recourse,” and signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Loan was acquired by the last endorsee in a merger, the endorsement must be by “[name of last endorsee], successor by merger to [name of predecessor]”. If the Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by “[name of last endorsee], formerly known as [previous name]”;

(b)

Except as provided below and for each Loan that is not a MERS Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Loan, the original Mortgage, noting the presence of the MIN of the Loan and either language indicating that the Loan is a MOM Loan or if the Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

(c)

In the case of each Loan that is not a MERS Loan, the original Assignment of Mortgage, in blank, executed via original signature, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and the related Mortgage recording information).  If the Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by “[name of last assignee], successor by merger to [name of predecessor]”.  If the Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by “[name of last assignee], formerly known as [previous name]”;

(d)

Originals of all intervening assignments of mortgage (if applicable), with evidence of recording thereon, showing a complete chain of title from the originator to the last assignee;

(e)

Originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, unless such originals are permanently retained by the applicable recording office (in which event, a photocopy of each such original, certified by the applicable recording office to be a true, correct and complete copy of the original) along with an endorsement to the original policy of title insurance extending coverage to the date and time of the recording of any such modification, assumption, consolidation or extension;

(f)

If the Note or Mortgage was executed pursuant to a power of attorney or other instrument that authorized or empowered such Person to sign, the original power of attorney (or such other instrument), with evidence of recording thereon, unless such originals are permanently retained by the applicable recording office (in which event, a photocopy of each such original, certified by the applicable recording office to be a true, correct and complete copy of the original);

(g)

(i)  The original mortgagee title insurance policy or (ii) if such policy has not been issued, (a) a written commitment or binder for such policy issued by a title insurer and an Officer’s Certificate of the title insurer certifying that all of the requirements specified in such commitment have been satisfied or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property except liens to be removed on or before purchase by the Borrower or which constitute customary exceptions acceptable to lenders generally, and, in any event, an original mortgagee title insurance policy shall be delivered to the Purchaser or its designee promptly upon issuance thereof and not later than 180 days following the related Closing Date pursuant to Section 6.03 of the Agreement;

(h)

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

(i)

the original of any loan agreement or guaranty executed in connection with the Note;

If any original recorded document required to be delivered to the Purchaser has been lost or if such public recording office retains the original recorded document, then in lieu of delivering such original, the Seller shall deliver, or cause to be delivered, a photocopy of such original document certified by such public recording office to be a true, correct and complete copy of the original recorded document.

If any original Mortgage required to be delivered to the Purchaser has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned by such recording office, in lieu of delivering such original, the Seller shall deliver, or cause to be delivered, a certified true, correct and complete copy of such original Mortgage so certified by the Seller, certifying that such original Mortgage has been delivered to the appropriate public recording office for recordation; provided, however, the Seller shall cause such original Mortgage to be delivered to the Purchaser or its designee promptly upon return from the appropriate public recording office and in no event later than 180 days following the related Closing Date pursuant to Section 6.03 of the Agreement.

If any such other original document required to be delivered to the Purchaser but which has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned by such recording office, in lieu of delivering such original, the Seller shall deliver, or cause to be delivered, a certified true, correct and complete copy of such document so certified by the Seller together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the appropriate public recording office for recordation;  provided, that, the Seller shall cause such original document to be delivered to the Purchaser or its designee promptly upon return from the appropriate public recording office and in no event later than 180 days following the related Closing Date pursuant to Section 6.03 of the Agreement.

EXHIBIT 7

CUSTODIAL ACCOUNT LETTER AGREEMENT

____________     , 200_

To:

__________________

__________________

__________________

(the “Depository”)

As Servicer under the Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among American Home Mortgage Servicing, Inc. (the “Servicer”), American Home Mortgage Corp. (the “Seller”) and UBS Real Estate Securities Inc. (the “Purchaser”), we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “American Home Mortgage Servicing, Inc. in trust for the Purchaser, Fixed and Adjustable Rate Loans.” Such account shall be a special deposit, which shall be segregated and held by you maintaining such account in a fiduciary capacity, separate and apart from your own funds and general assets and that the account shall not be held in any capacity that would create a debtor-creditor relationship between you and American Home Mortgage Servicing, Inc. or UBS Real Estate Securities Inc. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

AMERICAN HOME MORTGAGE SERVICING, INC.
(Servicer)

By:  _____________________________________

Name:  _________________________________________

Title:  _________________________________________

Date:  _________________________________________

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number _________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_________________________________________

Depository

By: ______________________________________

Name:  ___________________________________

Title:  ____________________________________

Date:  ____________________________________

EXHIBIT 8

ESCROW ACCOUNT LETTER AGREEMENT

____________     , 200_

To:

__________________

__________________

__________________

(the “Depository”)

As Servicer under the Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among American Home Mortgage Servicing, Inc. (the “Servicer”), American Home Mortgage Corp. (the “Seller”) and UBS Real Estate Securities Inc. (the “Purchaser”), we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “[Servicer] in trust for the Purchaser and various Borrowers, Fixed and Adjustable Rate Loans.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

AMERICAN HOME MORTGAGE SERVICING, INC..

(Servicer)

By: ______________________________________

Name:  ___________________________________

Title:  ____________________________________

Date:  ____________________________________

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number _________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

_________________________________________

Depository

By: ______________________________________

Name:  ___________________________________

Title:  ____________________________________

Date:  ____________________________________

EXHIBIT 9

SERVICING ADDENDUM

Section 11.01

Performance By Servicer.

The Servicer, as independent contract servicer, shall service and administer the Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Borrower if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that without the prior written consent of the Purchaser, the Servicer shall not permit any modification with respect to any Loan that would change the Loan Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans.  If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser’s reliance on the Servicer.

The Servicer shall accurately and fully report its borrower credit files related to the Loans to Equifax, Transunion and Experian in a timely manner.

Section 11.02

Collection of Loan Payments.

Continuously from the date hereof until the principal and interest on all Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to loans comparable to the Loans and held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage will become due and payable to the end that the installments payable by the Borrowers will be sufficient to pay such charges as and when they become due and payable.

Section 11.03

Realization Upon Defaulted Loans.

(a)

The Servicer shall use its best efforts, consistent with Accepted Servicing Practices and the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 11.01. The Servicer shall use its best efforts to realize upon defaulted Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which a Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 11.05. In the event that any payment due under any Loan is not paid when the same becomes due and payable, or in the event the Borrower fails to perform any other covenant or obligation under the Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser.

In the event any payment due under any Loan is not paid when the same becomes due and payable, or in the event the Borrower fails to perform any other covenant or obligation under the Loan, and such failure continues beyond any applicable grace period, the Servicer will proceed diligently to collect all payments due and shall take such action, including commencing foreclosure, as it shall reasonably deem to be in the best interests of the Purchaser in a manner consistent with Accepted Servicing Practices. Should any Loan remain delinquent for a period of 90 days, the Servicer shall use Accepted Servicing Practices and refer the file to foreclosure by the 120th day of delinquency. Notification of foreclosure proceedings shall be reported to the Purchaser.

Should a foreclosure sale be imminent, the Servicer shall obtain a value and issue bidding instructions in accordance with Accepted Servicing Practices.

(b)

Notwithstanding the foregoing provisions of this Section 11.03, with respect to any Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner  or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 11.03 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 11.05(vii).

If the Servicer determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Custodial Account as provided in Section 1 l.05(vii).

(c)

Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Section 11.05(iii); second, to accrued and unpaid interest on the Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Loan.

Section 11.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 7.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Loans due on or before the Cut-off Date:

(i)

all payments on account of principal on the Loans (including any Principal Prepayments);

(ii)

all payments on account of interest on the Loans;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Sections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Borrower in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(v)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Borrower in accordance with the Servicer’s normal servicing procedures, the loan documents or applicable law;

(vi)

all Monthly Advances;

(vii)

all proceeds of any Loan repurchased in accordance with Sections 7.04 and 7.05 and all amounts required to be deposited by the Seller or the Servicer in connection with shortfalls in principal amount of Qualified Substitute Loans pursuant to Section 7.04;

(viii)

any amounts required to be deposited by the Servicer pursuant to Section 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor;

(ix)

any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 11.13;

(x)

any amounts required to be deposited in the Custodial Account pursuant to Sections 11.19. 11.20 or 11.23; and

(xi)

with respect to each Principal Prepayment in full or part, any Prepayment Interest Shortfalls, to the extent of the Servicer’s aggregate Servicing Fee received with respect to the related Due Period.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees need not be deposited by the Servicer in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 11.05(iii). The Servicer shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

Without limiting the foregoing, the funds in the Custodial Account shall at all times be segregated and held separate and apart from the Servicer’s own funds and general assets and from any other funds or assets collected or held by the Servicer on behalf of third parties. The Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form attached as Exhibit 7 hereto. Such Custodial Account Letter Agreement shall provide that such account is a special deposit, required to be segregated and held by the depository institution maintaining such account in a fiduciary capacity, separate and apart from the institution’s own funds and general assets and that the account shall not be held in any capacity that would create a debtor-creditor relationship between the institution and the Servicer or the Purchaser. At all times, the Purchaser shall be the sole beneficial owner of all funds in the Custodial Account. Servicer’s possession or control of any such funds shall be solely in Servicer’s capacity as collecting agent for the Purchaser.

Section 11.05

Permitted Withdrawals From the Custodial Account.

The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)

to make distributions to the Purchaser in the amounts and in the manner provided for in Section 11.14;

(ii)

to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Loan, pursuant to Subsection 7.04, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.04, and all other amounts required to be paid to the Purchaser with respect to such Loan;

(iii)

to reimburse itself for unreimbursed Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Borrower or otherwise relating to the Loan, it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Loan, pursuant to Section 7.04, the Servicer’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Section 7.04 and all other amounts required to be paid to the Purchaser with respect to such Loans;

(iv)

to pay to itself pursuant to Section 11.22 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Loan and (c) any Prepayment Interest Excess to the extent set forth in Section 11.22;

(v)

to pay to itself with respect to each Loan that has been repurchased pursuant to Section 7.04 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

(vi)

to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance;

(vii)

to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Loan pursuant to Section 11.03(b), but only to the extent of amounts received in respect of the Loans to which such expense is attributable;

(viii)

to clear and terminate the Custodial Account on the termination of this Agreement; and

(ix)

to reimburse the Servicer for funds deposited in the Custodial Account in error.

The Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (vii) above. The Servicer shall provide written notification in the form of an Officers’ Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (vi) above.

Section 11.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Servicer shall segregate and hold all funds collected and received pursuant to each Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 8.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 11.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Borrower and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Borrower notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 11.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Loan but only from amounts received on the related Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Borrower any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Borrower to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to withdraw funds deposited in the Escrow Account in error.

Section 11.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Borrower in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Borrower at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Borrower’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

The Servicer shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained.  The Servicer will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 11.19, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Loan. Pursuant to Section 11.04, any amounts collected by the Servicer under any Primary Insurance Policy, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05.

Section 11.09

Transfer of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

Section 11.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Loan, in each case in an amount not less than such amount as is necessary to prevent the Borrower and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended.  The Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Loan at the time it became an REO Property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 11.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Borrower in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Loan, notwithstanding that the terms of such Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Borrower or maintained on property acquired in respect of the Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Borrower’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best’s Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

Section 11.11

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 11.10 and otherwise complies with all other requirements of Section 11.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

Section 11.12

Fidelity Bond. Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Loans to handle funds, money, documents and papers relating to the Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Servicers’ and Servicers’ Guide. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days’ prior written notice to the Purchaser.

Section 11.13

Title Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

The Servicer shall either itself or through an agent selected by the Servicer (such agents fees and expenses to be paid by the Servicer without right to reimbursement therefore), manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, in the same manner that similar property in the same locality as the REO Property is managed, and in accordance with Accepted Servicing Practices. If a REMIC election is or is to be made with respect to the arrangement under which the Loans and any REO Property are held, the Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code. The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Loan File and copies thereof shall be forwarded by the Servicer to the Purchaser. The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the Servicer determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and a separate servicing agreement between the Servicer and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under Section 860G(a)(8) of the Code.

With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall deposit such funds in the Custodial Account, unless an Opinion of Counsel is obtained by the Servicer to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Loans and the REO Property is held will not be adversely affected by holding such funds in another manner.

The Servicer shall deposit or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 11.10 hereof.

The Servicer shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property subject to rental agreements covering the operation of each such REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited in the Custodial Account following receipt thereof for distribution on the succeeding Distribution Date in accordance with Section 11.14.

Section 11.14

Distributions.

On each Distribution Date, the Servicer shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05; plus (ii) all Monthly Advances, if any, which the Servicer is obligated to distribute pursuant to Section 11.21, minus (iii) any amounts attributable to Principal Prepayments received after the related Prepayment Period which amounts shall be remitted on the following Distribution Date, together with any Prepayment Interest Shortfalls required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 11.04(xi) of this Servicing Addendum.

All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Servicer or by check mailed to the address of the Purchaser.

With respect to any remittance received by the Purchaser following the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 11.15

Remittance Reports.

No later than the tenth calendar day of each month, the Servicer shall furnish to the Purchaser or its designee the monthly data in an acceptable electronic format via e-mail, together with such other information with respect to the Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions.

Section 11.16

Statements to the Purchaser.

Upon Purchaser’s request, the Servicer shall forward to the Purchaser or its designee a statement prepared by the Servicer setting forth the status of the Custodial Account as of the close of business on the most recent Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Section 11.04 and each category of withdrawal specified in Section 11.05.

In addition, not more than ninety days after the end of each calendar year, the Servicer shall furnish to each Person who was the Purchaser at any time during such calendar year, as to the aggregate of remittances for the applicable portion of such year, a statement in accordance with the requirements of applicable federal income tax law.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to Accepted Servicing Practices or any applicable law with respect to the Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

Section 11.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 11.18, with respect to any REO Property, the Servicer shall furnish to the Purchaser a statement covering the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement for those REO Properties that are subject to rental agreements. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 11.18

Foreclosure Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Purchaser a report with respect to such Mortgaged Property. The Servicer shall notify the Purchaser of an acquired property within twenty-four (24) hours of such sale via e-mail or facsimile.

Section 11.19

Assumption Agreements.

The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Borrower of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Borrower remains or is to remain liable under the Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Loan under any “due-on-sale” clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Note and, to the extent permitted by applicable state law, the Borrower remains liable thereon. Where an assumption is allowed pursuant to this Section 11.19, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Borrower is released from liability and such Person is substituted as Borrower and becomes liable under the related Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders mortgage loans similar to the Loans in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Loan Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Note may not be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Loan File and shall, for all purposes, be considered a part of such Loan File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 11.19, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 11.20

Satisfaction of Mortgages and Release of Loan Files.

Upon the payment in full of any Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Purchaser by a certification of a servicing officer of the Servicer (a “Servicing Officer”), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Loan and delivery to it of the portion of the Loan File held by the Purchaser or the Purchaser’s designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related loan documents to the Servicer and the Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the loan instruments, the Servicer, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the fidelity bond insuring the Servicer against any loss it may sustain with respect to any Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the servicing or foreclosure of the Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Loan File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return the related documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Loan has been liquidated and the Liquidation Proceeds relating to the Loan have been deposited in the Custodial Account or the Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Servicer.

Section 11.21

Monthly Advances by the Servicer.

(a)

Not later than the close of business on the Business Day preceding each Distribution Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 11.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Loan Interest Rate net of the Servicing Fee, which were due on a Loan and delinquent at the close of business on the related Determination Date.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Purchaser.

Section 11.22

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall, subject to Section 11.04(xi), be entitled to withdraw from the Custodial Account or to retain from interest payments on the Loans the amounts provided for as the Servicer’s Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 11.19, and late payment charges or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

The Servicer shall also be entitled on each Distribution Date to the aggregate of any Prepayment Interest Excess collected in the related Due Period, which Prepayment Interest Excess the Servicer may withdraw from the Custodial Account pursuant to Section 4.05; provided, however, any such Prepayment Interest Excess to which the Servicer is entitled shall be reduced by the amount by which the aggregate Prepayment Interest Shortfalls for such Prepayment Period exceed the Servicer’s aggregate Servicing Fee received with respect to the related Due Period.

Section 11.23

Notification of Adjustments.

On each Adjustment Date, the Servicer shall make interest rate adjustments for each Adjustable Rate Loan in compliance with the requirements of the related Note and Mortgage. The Servicer shall execute and deliver the notices required by each Mortgage and Note regarding interest rate adjustments and the Servicer’s methods of implementing such interest rate adjustments. The Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments. Upon the discovery by the Servicer to the Purchaser that the Servicer has failed to adjust a Loan Interest Rate or a Monthly Payment pursuant to the terms of the related Note and Mortgage the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

Section 11.24

Statement as to Compliance.

(a)

The Servicer will deliver to the Purchaser, to any Master Servicer and to any entity which is the depositor of the Loans pursuant to a Securitization Transfer or other securitization transaction (each, a “Depositor”) not later than February 28 of each calendar year, an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement may be provided by the Purchaser to any Person identified as a prospective purchaser of the Loans.

(b)

With respect to any Loans that are subject to a Securitization Transfer or other securitization transaction, by February 28 of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Purchaser, any Master Servicer and any Depositor for the benefit of each such entity and such entity’s affiliates and the officers, directors and agents of any such entity and such entity’s affiliates, in the form attached hereto as Exhibit 11.

(c)

The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as “Purchaser” hereunder), and their respective officers, directors, agents and affiliates, and such affiliates’ officers, directors and agents (any such person, an “Indemnified Party”) from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 11.24 or Section 11.25, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer’s obligations under this Section 11.24 or Section 11.25, or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

Section 11.25

Independent Public Accountants’ Servicing Report.

Not later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement or of loans under pooling and servicing agreements (including the Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Loans.

Section 11.26

Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Loans serviced by the Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Servicer by the Purchaser without charge upon reasonable request during normal business hours at the offices of the Servicer.

Section 11.27

Reports and Returns to be Filed by the Servicer.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 11.28

Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 11.29

Subservicing Agreements Between the Servicer and Subservicers.

The Servicer, as servicer, may arrange for the subservicing of any Loan by a Subservicer pursuant to a Subservicing Agreement; provided that such Subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Loans in a manner consistent with the servicing arrangements contemplated hereunder.  Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through the Servicer or otherwise, the Servicer shall remain obligated and liable to the Purchaser and its successors and assigns for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans.  Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed.  All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Section 11.30

Successor Subservicers.

Any Subservicing Agreement shall provide that the Servicer shall be entitled to terminate any Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 11.29.  Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or any successor to the Servicer) shall, for any reason, no longer be the servicer of the related Loans (including termination due to an Event of Default).

Section 11.31

No Contractual Relationship Between Subservicer and Purchaser.

Any Subservicing Agreement and any other transactions or services relating to the Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 11.32.

Section 11.32

Assumption or Termination of Subservicing Agreement by Successor Servicer.

In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor servicer pursuant to Section 16 of the Agreement, it is understood and agreed that the Servicer’s rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

The Servicer shall, upon the reasonable request of the Purchaser, but at its own expense, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-servicing Agreements to the assuming party.

The Servicing Fee payable to any such successor servicer shall be payable from payments received on the Loans in the amount and in the manner set forth in this Agreement.

EXHIBIT 10

SELLER UNDERWRITING STANDARDS

EXHIBIT 11

FORM CERTIFICATION TO BE
PROVIDED BY THE SERVICER

I, [identify the certifying individual], certify to ___________________________, and its officers, directors, agents and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Master Loan Purchase and Servicing Agreement, dated as of, December 1, 2005 (the “Servicing Agreement”), between American Home Mortgage Corp. and UBS Real Estate Securities Inc;

2.

Based on my knowledge, the information in the Annual Statement of Compliance delivered pursuant to Section 11.24 of the Servicing Addendum (the “Annual Statement of Compliance”), the Annual Independent Public Accountant’s Servicing Report delivered pursuant to Section 11.25 of the Servicing Addendum (the “Annual Independent Public Accountant’s Servicing Report”) and all servicing reports, officer’s certificates and other information relating to the servicing of the Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3.

The servicing information required to be provided to the Master Servicer by the Servicer under the Servicing Agreement has been provided to the Master Servicer;

4.

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant’s Servicing Report, the Seller has, as of the date of this certification fulfilled its obligation under the Servicing Agreement; and

5.

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers of similar standard as set forth in the Servicing Agreement.

_________________________________

By:  _____________________________

Name:

Title:

Date:

EXHIBIT 12

FORM OF ANNUAL CERTIFICATION

Re:

The Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005 (the “Agreement”), between UBS Real Estate Securities Inc. (the “Purchaser”), American Home Mortgage Corp. (the “Seller”) and American Home Mortgage Servicing, Inc. (the “Servicer”)

I, _____________________________________ am the _______________________ of AMERICAN HOME SERVICING, INC., certify to UBS REAL ESTATE SECURITIES INC.  I hereby certify to [the Purchaser] [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing  of the Loans by the Servicer during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicing Information”);

2.

Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.

Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

5.

The Compliance Statement required to be delivered by the Servicer pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Seller and by each Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

EXHIBIT 13

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by American Home Mortgage Corp.  [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	[X]
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	[X]
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	[X]
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[X]